SUPPLEMENTAL AGREEMENT

     SUPPLEMENTAL AGREEMENT made as of June 1, 1986, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporationn"), and JOHN J. DOONER, JR. (hereinafter referred to as "Executive"):

                      W I T N E S S E T H

          WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of August 1, 1984 and Supplemental Agreements made as of June 1, 1985 and December 1,
1985 (hereinafter referred to collectively as the "Employment
Agreementn"), and

          WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 3.01 of the Employment Agreement is hereby amended, effective as of June 1, 1986, so as to delete
          "$150,000" and to substitute therefor "$160,000".

          2. Except as hereinabove amended, the Employment
          Agreement shall continue in full force and effect.

          3. This Supplemental Agreement shall be governed by the laws of the State of New York.



               THE INTERPUBLIC GROUP OF COMPANIES, INC.
               By C. Kent Kroeber

               John J.Dooner, Jr.

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